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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JUNE 1, 1999
                                                          --------------

                              METRO NETWORKS, INC.
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             (Exact Name of Registrant as specified in its charter)



         DELAWARE                      0-21575                   76-0505148
(State or other jurisdiction      (Commission File             (IRS Employer
    of incorporation)                  Number)               Identification No.)



         METRO NETWORKS, INC., 2800 POST OAK BLVD. HOUSTON, TEXAS 77056
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 407-6000
                                                         -----------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events


         On June 1, 1999, Metro Networks, Inc. ("Metro" or the "Registrant"), Westwood One, Inc. ("Westwood") and Copter Acquisition Corp., a wholly owned subsidiary of Westwood ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into Metro (the "Merger"), with Metro continuing as the surviving corporation and a wholly owned subsidiary of Westwood. Upon consummation of the Merger, the separate corporate existence of Merger Sub will cease and the existing stockholders of Metro will become stockholders of Westwood in accordance with the terms of the Merger Agreement.

         At the effective time of the Merger, each outstanding share of common stock, par value $.001 per share, of Metro will be converted into the right to receive 1.5 shares of common stock, par value $.01 per share, of Westwood ("Westwood Common Stock") and each outstanding share of Series A Convertible Preferred Stock, par value $.001 per share, of Metro will be converted into the right to receive 1.5 shares of a corresponding series of preferred stock of Westwood.

         The consummation of the Merger is subject to certain conditions, including the adoption of the Merger Agreement and the approval of the Merger by the stockholders of Metro and the approval of the issuance of Westwood Common Stock in the Merger (the "Share Issuance") by the stockholders of Westwood. Pursuant to the Merger Agreement, Metro and Westwood will prepare and file a joint proxy statement/prospectus to be mailed to stockholders of Metro and Westwood in connection with the meetings of the stockholders of Metro and Westwood to be held to vote on the Merger and the Share Issuance, respectively.

         In addition to stockholder approval, the Merger is subject to, among other conditions, the receipt of all necessary regulatory approvals, including approvals pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         Copies of the Merger Agreement and the press release announcing the signing of Merger Agreement are filed herewith as Exhibits 2.1 and 99.1, respectively.





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Item 7.  Financial Statements and Exhibits.

         (a)      Exhibits.

         2.1 Agreement and Plan of Merger dated as of June 1, 1999 by and among Metro, Westwood One and Merger Sub.

         99.1     Press release dated June 2, 1999.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         METRO NETWORKS, INC.



                                         By:  /s/ David I. Saperstein
                                            -----------------------------
                                            David I. Saperstein
                                            Chairman of the Board and Chief
                                            Executive Officer

Date: June 9, 1999


                                       S-1

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                                  EXHIBIT INDEX




Exhibit
  No.                                Description
-------                              -----------
         2.1      Agreement and Plan of Merger dated as of June 1, 1999 by and among Metro, Westwood One and Merger Sub

         99.1     Press release dated June 2, 1999.